UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 2003


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

          California                      0-11113              95-3673456
 (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
       of incorporation)                                   Identification No.)


   1021 Anacapa Street, Santa Barbara, CA                       93101
  (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: (805)564-6298



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Item 7.           Financial Statements and Exhibits
-------

   (c) Exhibits.        The following materials are filed as exhibits to this
                        Current Report:

       Exhibit Number           Description of Exhibit
       --------------           ----------------------

            99.1 Pacific Capital Bancorp press release dated July 17, 2003 with respect to financial results for the quarter ended June 30, 2003.

            99.2 Transcript of Publicly Accessible Conference Call with Investors and Analysts

Item 9.           Regulation FD Disclosure
-------

     The following information, furnished pursuant to Item 12, "Results of Operations and Financial Condition", is included under this Item 9 in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

     On July 17, 2003, Pacific Capital Bancorp (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release, including unaudited financial information released as a part thereof, is included as Exhibit 99.1 to this Current Report on Form 8-K. The Company will include detailed financial statements and additional analyses for the quarterly period ended June 30, 2003, as part of its Form 10-Q covering that period.

     On July 17, 2003, executives of the Company participated in a publicly accessible conference call with investors and analysts. A copy of the transcript of this call is included as Exhibit 99.2 to this Current Report on Form 8-K.

     The press release and the conference call script contain financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP") for the United States. Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE") and the Company has amounts and ratios computed by excluding the assets and results of operation for the Company refund loan and transfer programs.

     Management believes that the measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on a FTE basis.

     The assets and results of operations of the Company's refund programs are reported in its periodic filings with the SEC as a segment of its business. Because this is an unusual activity, users of the financial statements have indicated that they are interested in information for the Company exclusive of these programs so that they may compare the results of operations with financial institutions that have no comparable programs. The amounts and ratios may generally be computed from the information provided in the note to its financial statements that discloses segment information, but are computed and included in the press release for the convenience of those users.

     Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   PACIFIC CAPITAL BANCORP

Date:  July 22, 2003                               /s/ Donald Lafler
                                                   -----------------
                                                   Donald Lafler
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibits
--------------             -----------------------
    99.1                   Pacific Capital Bancorp press release dated July 17,
                           2003 with respect to financial results for the quarter ended June 30, 2003.

    99.2 Transcript of conference call with investors and analysts conducted on July 17, 2003 by executives of Pacific Capital Bancorp.